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                                                                    EXHIBIT 10.8


                                     (LOGO)
                                    ROCKFORD
                                   CORPORATION




                              Dealership Agreement
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                     ROCKFORD CORPORATION DEALER AGREEMENT

         This Agreement is between Rockford Corporation, an Arizona corporation ("Rockford"), and the person or entity names on the signature page of this Agreement ("Dealer"). This Agreement supersedes any previous Agreement between Rockford and Dealer. Rockford and Dealer agree as follows:

1.       BACKGROUND.

         1.1 ROCKFORD BUSINESS. Rockford is a manufacturer of high quality consumer electronic products used in automotive, professional, and home sound reproduction systems.

         1.2 DEALER EXPERIENCE. Dealer has experience in the retail sale of high quality consumer electronic products, is in a good and substantial financial position, and is skilled at installing mobile audio and associated electronics equipment in automobiles.

         1.3 RELIANCE UPON DEALER ABILITY. The Products, as defined below, are of a highly technical nature, their proper installation requires great skill and experience, and their sale requires dealers who promote the sale of Products vigorously and adhere to high sales and service standards. Rockford has selected Dealer based on Dealer's representations and agreements about its skill, experience, and ability as set forth in this Agreement.

         1.4 PURPOSE. The purpose of this Agreement is to state the terms and conditions of Rockford's appointment of Dealer as an outlet for retail sales of Products and of Dealer's acceptance of such appointment.

2.       DEALERSHIP.

         2.1 APPOINTMENT, PRODUCTS, AND TERRITORY. Rockford appoints Dealer and Dealer accepts appointment as a retail dealer for sale of the Rockford products (the "Products") from the retail outlets (the "Outlets") and with primary responsibility for sales in the territory (the "Territory") as each is described in the Addendum to this Agreement. Dealer may not advertise or sell the Products outside the Territory, as described in the Addendum.

         2.2 LIMITED LICENSE OF NAMES. Rockford grants Dealer a right to use during the term of this Agreement Rockford's trademarks and other identification (the "Names") described in the Addendum, solely in connection with advertising, promotion, and sales of the Products and subject to the limitations set forth in this Agreement. Dealer may not make other use of the Names, and may not use any other Rockford trademarks, products, or other identification, unless Rockford gives its prior written consent.

         2.3 CHANGES; APPOINTMENT NOT EXCLUSIVE. Rockford may change the Outlets or Territory, or may add or delete Products or Names from Dealer's authority, at any time by giving notice of the change to Dealer which notice shall be deemed an amendment to the Addendum. Dealer's responsibility for the Territory is non-exclusive and Rockford may appoint other dealers in the Territory.

3. TERMS AND CONDITIONS OF SALE. Dealer shall purchase and pay for Products at Rockford's bona fide wholesale prices and on the terms and conditions specified in the Addendum. Such terms and conditions may be modified by Rockford upon notice to Dealer and such modified terms shall be effective for orders accepted by Rockford after the date of notice.

4.       DUTIES OF ROCKFORD. Rockford shall:

         4.1 supply Dealer with reasonable quantities of Rockford's standard sales promotion, advertising, and product related materials without cost to Dealer;

         4.2 provide sales assistance and support as deemed necessary by Rockford in the form of technical information or advisory personnel, including information necessary to keep Dealer's sales personnel informed about the Products; and

         4.3 fill orders submitted by Dealer and accepted by Rockford. Rockford shall have the right to accept, reject, or negotiate any order submitted by Dealer. Rockford shall use its best efforts to make deliveries with reasonable promptness; however, Rockford shall not be liable to Dealer or any other person for any direct, indirect, incidental or consequential damages incurred as a result of any delay in delivery or error in filling an order.
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5.       DUTIES OF DEALER. Dealer shall:

         5.1 actively and diligently promote the retail sale of Products from the Outlets, and solicit sales from and provide support to existing and potential Rockford retail customers within the Territory, on a regular basis consistent with good business practice and the high standards established by Rockford;

         5.2 refrain from mail order, sales, telephone sales, and sales made using the internet or other electronic media. Dealer shall sell Products only to retail customers who visit an Outlet in connection with each sale of the Products for resale without Rockford's prior written consent;

         5.3 in order to maintain and enhance the reputation of the Products for high quality and service, thereby enhancing the prospects of Rockford and Dealer for sales of the Products, focus its advertising of the Products on the high quality of the Products;

         5.4 achieve or exceed standards of performance, including minimum purchase requirements for Products, established from time to time by Rockford in its sole discretion. Dealer's initial minimum purchase requirement shall be as listed in the Addendum and shall thereafter be adjusted by Rockford on a regular basis by giving notice to Dealer, which notice shall be deemed an amendment to the Addendum;

         5.5 establish and maintain a staff of sales personnel familiar with information about the Products provided by Rockford (including their operating manuals) and capable of providing consumers with a full explanation of the features and characteristics of the Products;

         5.6 display Products so that each line of goods sold may be properly demonstrated in a vehicle or in a store display. Rockford may delete any Products that Dealer cannot properly demonstrate to a consumer;

         5.7 maintain adequate facilities and personnel to meet Rockfords' standards of performance, employ competent installation personnel, and have appropriate installation equipment at each Outlet;

         5.8 assist in any reasonable way any purchaser or prospective purchaser of Products who may have either an inquiry or complaint;

         5.9 follow Rockford's written instructions for proper installation of Products;

         5.10 not modify, repackage, adulterate, mishandle, alter, add labels to, or remove labels from any of the Products;

         5.11 conduct its own business under its individual, partnership or corporate name. Dealer shall not use any Names as part of Dealer's name; and

         5.12 not engage in any practices or make any representations to any customer or other person which are false, misleading, incomplete, fraudulent, untrue or contrary to Rockford's sales policies or this Agreement. Dealer shall make no representations to customers or others with respect to Products except those approved in the current warranty program or approved in writing by Rockford.

6. TERM AND TERMINATION. This Agreement is for an initial term of one year from the date of acceptance by Rockford, and thereafter shall renew each year for an additional one year term; provided, however, that this Agreement may be terminated at any time by either party upon 30 days notice of termination to the other. No termination shall (1) create any liability for direct or consequential damages or (2) release Dealer from any of its obligations accrued prior to termination.

7. SECURITY INTEREST. Dealer grants to Rockford a security interest in all Products purchased from Rockford (and the proceeds of such Products), to secure payment and performance of all obligations of Dealer to Rockford. Dealer shall cooperate with Rockford to perfect this security interest and shall execute any financing statements (including amendments and continuation statements) and other documents reasonably requested by Rockford. Dealer authorizes Rockford to execute on Dealer's behalf and file any financing statements (including amendments and continuation statements) and other documents as deemed necessary by Rockford to evidence and perfect this security interest.

8. DEFAULT REMEDIES. Upon any default by Dealer, Rockford shall have the right:


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         8.1 to terminate this Agreement immediately upon notice to Dealer. Such termination shall not limit or exclude any and all other rights of Rockford (including rights to recover damages, to offset damages against any other amounts due, and to equitable relief) and shall not act as an election of its remedies;

         8.2 to declare, in its sole discretion, the entire amount then due Rockford (including reasonable collection and attorneys fees and costs) to be immediately due and payable;

         8.3 to cancel orders placed by Dealer, or refuse or delay their shipment, until the default is corrected in a manner satisfactory to Rockford in its sole discretion;

         8.4 to terminate Dealer's right to participate in Rockford special program funds (such as Cooperative Advertising and Growth/Volume Incentive Rebate programs) and cancel any outstanding amounts credited to dealer in connection with such programs;

         8.5 to establish additional requirements that Dealer must satisfy, including credit or financial requirements, in order to continue as a Rockford dealer;

         8.6 to secure both temporary and permanent injunctive relief against any actual or threatened default;

         8.7 to recover direct, indirect, incidental, and consequential damages resulting to Rockford as a result of the breach (which shall include its costs in connection with the default, including reasonable attorneys fees and costs); and

         8.8 to exercise all rights and remedies as secured party under the Uniform Commercial Code to enforce the security interest granted in this Agreement.

         The remedies set forth above shall be cumulative and shall not be exclusive and Rockford's pursuit of one remedy shall not preclude its simultaneous or subsequent pursuit of other remedies.

9. ROCKFORD'S OPTION TO REPURCHASE UPON TERMINATION. Upon termination of this Agreement, Rockford may, at its option, repurchase all Products still owned by Dealer at the original dealer cost, less freight and reconditioning changes are required.

10. FINANCIAL CONDITION. Dealer shall provide to Rockford upon request appropriate financial record to confirm Dealer's ability to fulfill its obligations under this Agreement to Rockford and to Dealer's customers. If, in Rockford's sole discretion, Dealer's ability to meet its obligations is uncertain or Rockford is insecure, Rockford may suspend or terminate this Agreement at any time without any liability. Dealer agrees that Rockford may conduct confidential, periodic credit checks at its discretion.

11. TAXES. Dealer is responsible for and shall pay promptly when due any and all taxes, levies and assessments upon any Products in Dealer's inventory, whether paid for or not.

12. MODIFICATION OF PRODUCTS. Rockford shall have the sole right to change the design of the Products or terminate the production of Products, as its business judgment requires and without liability to Dealer.

13. GOODWILL AND USE OF NAMES. All goodwill generated by the use of the Names or promotion of the Products shall accrue to Rockford's benefit and Dealer disclaims any ownership rights in the Names and goodwill of Rockford. Dealer shall use the Names only in a manner and form approved before use in writing by Rockford. Dealer acknowledges Rockford's exclusive ownership of the Names and agrees not to use, advertise, incorporate, or otherwise appropriate the Names for use in the promotion of any other line of goods whether manufactured by Rockford or not. Each use of the Names or any variation thereof must be accompanied by a trademark designation "(R)" or "(TM)" (as instructed by Rockford) and must include as a footnote to the ad copy in a size of type no smaller than the type of the main body of the ad the words "A Trademark of Rockford Corporation, Tempe, Arizona, U.S.A."

14. BUSINESS RELATIONSHIP. This Agreement does not create a relationship of principal and agent, franchisor and franchisee, joint venture, partnership, or employment. Neither party shall have any authority to bind or obligate the other or shall be liable for any obligations incurred by the other except as expressly provided herein. Dealer is an


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         independent retailer responsible for hiring its own employees, exercising sole and absolute discretion, judgment and control over the management and day-to-day operations of its business, and achieving the objectives of its business. Dealer shall not act or represent itself, directly or by implication, as an agent of Rockford with any authority to bind or obligate Rockford in matters of contract, agreement, warranty or otherwise.

15. INDEMNIFICATION. Dealer shall defend, indemnify and hold harmless Rockford, and its employees and agents, from all fines, suits, proceedings, claims, demands, debts, obligations, liabilities or actions of any kind by anyone (including reasonable attorneys' fees and costs) arising from or connected with the activities or operations of Dealer, its employees, or agents. Rockford shall indemnify Dealer in product liability actions brought against Dealer involving solely the defective manufacture or design of Products; however, Rockford shall not indemnify Dealer against product liability actions arising from any practices or representations by Dealer to any customer or to the trade which are false, misleading, incomplete, fraudulent, untrue or contrary to Rockford's sales policies, standard contract terms or this Agreement.

16. NOTICES. Notices under this Agreement shall be in writing and effective upon delivery, in person or by facsimile, or three days after mailing, first class mail, postage prepaid and return receipt requested, to the addresses stated on the signature page of this Agreement (which may be changed by notice). Notices sent by facsimile shall be confirmed by mailing (in the same manner as mailed notices), but shall be effective upon receipt of the facsimile transmission.

17. ADDENDUM. The Addendum is an integral part of this Agreement and is incorporated in this Agreement by reference. All references to this Agreement refer to this Agreement and the Addendum.

18. AMENDMENT AND WAIVER. This Agreement is the entire agreement of the parties with respect to Dealer's appointment as a Rockford dealer and supersedes all prior agreements and undertakings with respect to agreements and undertakings with respect to its subject matter. Except for changes to the Addendum, which may be made unilaterally by Rockford upon notice to Dealer, this Agreement may be amended only by a written document signed by both parties. Any waiver of a right, obligation or default must be in writing and signed by all parties; no failure to exercise any right or power under this Agreement or to insist upon strict compliance by the other party hereunder shall constitute a waiver for the right to exercise such right or power or insist on strict compliance. A waiver of one right, obligation or default shall not be construed as a waiver of any other or subsequent right, obligation or default.

19. GOVERNING LAW. Arizona law shall govern this Agreement and any dispute arising out of or in any way relating to this Agreement or the parties' relationship under this Agreement.

20. JURISDICTION AND VENUE. The exclusive jurisdiction and venue for any dispute arising out of or in any way relating to this Agreement or the parties' relationship under this Agreement shall be in the Superior Court for Maricopa County, Arizona, and each party consents to the jurisdiction of such court of this purpose.

21. WAIVER OF JURY TRIAL. Any dispute arising out of or in any way relating to this Agreement or the parties' relationship under this Agreement shall be tried to the court, without a jury, and each party hereby irrevocably waives any right to request a jury trial in connection with such a dispute.

22. DISCLAIMER OF DAMAGES. Dealer irrevocably waives and relinquishes any right to recover consequential or punitive damages in any dispute arising out of or in any way relating to this Agreement or the parties' relationship under this Agreement.

23. ATTORNEYS' FEES. In any proceeding arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and other expenses incurred in connection with such proceeding.

24. SEVERABILITY. If any provision of the Agreement is deemed contrary to, prohibited by, or invalid under applicable law, or is inoperative for any reason, that provision shall be deemed modified to the extent necessary to make it valid and


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         operative, or if it cannot be so modified, then severed. The remainder of this Agreement shall continue in full force and effect as if the Agreement had been signed with the invalid provision so modified or eliminated.

25. NO THIRD PARTY BENEFICIARIES. This Agreement shall not create any third party beneficiary rights.

26. EXECUTION AND EFFECTIVE DATE. This Agreement is executed by each party on the dates indicated below. Dealer acknowledges that this Agreement is effective only on the date accepted by Rockford at its headquarters in Arizona.

Executed on ____________ , 19__ .

"Dealer"

_________________________________
         Entity Name

Type:____________________________
     (Sole Proprietor, Partnership,
      or Corporation)

State of Organization:___________

By_______________________________
Its:_____________________________

Address:_________________________

_________________________________

Accepted in Tempe, Arizona
on ____________ , 19__ .

"ROCKFORD"

Rockford Corporation, an Arizona corporation

By_______________________________
Its:_____________________________
Address:
546 South Rockford Drive
Tempe, Arizona  85281


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